UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This filing consists of a letter from NMS Communications Corporation to its stockholders.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed sale of the NMS Communications Platforms business by NMS to Dialogic Corporation and the required approval of the transaction by NMS’s stockholders, NMS filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC on October 17, 2008 and mailed the definitive proxy statement to its stockholders on or about October 20, 2008.  Stockholders are urged to read the definitive proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.

Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.  In addition, stockholders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

FORWARD-LOOKING STATEMENTS

The information set forth herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about expected future financial and operating performance, net proceeds received from the sale by NMS Communications Corporation (“NMS”) of its NMS Communications Platforms business to Dialogic Corporation (“Dialogic”), operating expenditures in connection with our restructuring following the sale of the NMS Communications Platforms business to Dialogic, and demand for and performance of our products and growth opportunities.  These statements are based on management’s expectations as of the date of this information and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals, closing of the proposed sale within the anticipated timeframe, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, the receipt of less proceeds from the proposed sale of the NMS Communications Platforms business than is currently expected, the incurrence of greater restructuring costs than is currently expected, quarterly fluctuations in financial results, NMS’s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks.  These and other risks are detailed from time to time in NMS’s filings with the Securities and Exchange Commission (the “SEC”), including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this information is not intended to incorporate the contents thereof into this information or any other public announcement.

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

October 28, 2008

Dear Stockholder:

We have previously mailed you proxy materials in connection with the Special Meeting of Stockholders of NMS Communications Corporation to be held on November 19, 2008.  Your vote is important.  Please vote your proxy or voting instruction form today.  Telephone and internet voting are available.

As you may know, we have agreed to sell our NMS Communications Platforms business to Dialogic Corporation, pursuant to an Asset Purchase Agreement dated September 12, 2008.  In accordance with the terms and conditions of the Asset Purchase Agreement, we will sell the business to Dialogic for $28,000,000.  The proposed Asset Sale cannot be consummated until such time as we receive not less than the minimum number of votes necessary to adopt and approve the Asset Sale.

After careful consideration, our board of directors has unanimously determined that (i) the Asset Sale is expedient and in the best interests of the Company and our stockholders and (ii) the Name Change Charter Amendment and Reverse Split Charter Amendment are each advisable and in the best interests of the Company and our stockholders.  For the reasons set forth in the proxy statement dated October 20, 2008, our board of directors unanimously recommends that you vote “FOR” the adoption and approval of the Asset Sale and Asset Purchase Agreement, “FOR” the approval of the Name Change Charter Amendment, “FOR” the approval of the Reverse Split Charter Amendment and “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

Your vote is important at this special meeting.  The adoption and approval of the proposed Asset Sale and Asset Purchase Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of NMS Communications common stock entitled to vote as of the record date. Accordingly, if an NMS Communications stockholder fails to vote at the NMS Communications meeting, fails to return a proxy or abstains, that will have the same effect as a vote against the Asset Sale and Asset Purchase Agreement.

We have enclosed a duplicate proxy card for your convenience.  Please participate by voting your shares today — by telephone, via the internet, or please sign, date and return the enclosed proxy or voting instruction form in the postage-paid return envelope provided.

If you have any questions or need assistance voting your proxy, please call D. F. King & Co., Inc., which is assisting NMS Communications, toll-free at 1-800-578-5378.

Thank you for voting and for your cooperation and continued support.

Sincerely,

/s/ Robert P. Schechter

Robert P. Schechter

Chairman of the Board and Chief Executive Officer

PLEASE ACT TODAY

YOUR VOTE IS IMPORTANT

Please vote your proxy or voting instruction form today.  Internet and telephone voting are available.  Kindly refer to your proxy card or voting instruction form for instructions.  Street name stockholders: please call the person responsible for your account at your bank or broker custodian and provide instructions to vote your shares “FOR” the merger.  Your bank or broker cannot vote your shares on the proposals unless it receives your specific instructions.